UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

HERBALIFE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Herbalife Ltd. is filing a copy of its current form of Stock Option Agreement, Non-Employee Director Stock Option Agreement, Stock Option Agreement for Employees in China, Stock Option Agreement for Employees in Hong Kong, Stock Option Agreement for Employees in Italy, Stock Option Agreement for Employees in Spain, Stock Option Agreement for Employees in the United Kingdom and Stock Option Agreement for Non-U.S. Employees used in connection with grants to be made from time to time under the Herbalife Ltd. 2004 Stock Incentive Plan. A copy of the Form of Stock Option Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the Form of Non-Employee Director Stock Option Agreement is attached as Exhibit 99.2 hereto and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Employees in China is attached hereto as Exhibit 99.3 and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Employees in Hong Kong is attached hereto as Exhibit 99.4 and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Employees in Italy is attached hereto as Exhibit 99.5 and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Employees in Spain is attached hereto as Exhibit 99.6 and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Employees in the United Kingdom is attached hereto as Exhibit 99.7 and is incorporated herein by reference. A copy of the Form of Stock Option Agreement for Non-U.S. Employees is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit	Description
99.1	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement.
99.2	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Non-Employee Director Stock Option Agreement.
99.3	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in China.
99.4	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Hong Kong.
99.5	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Italy.
99.6	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Spain.
99.7	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in the United Kingdom.
99.8	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Non-U.S. Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBALIFE LTD.
Date: June 14, 2005	By:	/s/ BRETT R. CHAPMAN
Brett R. Chapman
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement.
99.2	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Non-Employee Director Stock Option Agreement.
99.3	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in China.
99.4	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Hong Kong.
99.5	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Italy.
99.6	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in Spain.
99.7	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Employees in the United Kingdom.
99.8	Form of 2004 Herbalife Ltd. 2004 Stock Incentive Plan Stock Option Agreement for Non-U.S. Employees.